Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries”, “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information and to the use of our report dated May 25, 2011 related to UBS Cashfund Inc. for the year ended March 31, 2011 which is incorporated by reference in the Registration Statement (Form N-1A No. 2-60655) of UBS Cashfund Inc.

/s/ Ernst & Young LLP

New York, New York
July 26, 2011